UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	July 21, 2011

WILLIAM PENN BANCORP, INC.
(Exact name of Registrant as specified in its Charter)

United States	0-53172	37-1562563
(State or Other Jurisdiction of Incorporation)	(SEC Commission File Number)	(IRS Employer Identification No.)

8150 Route 13, Levittown, Pennsylvania	19057
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(215) 945-1200

Not Applicable
(Former name or former address, if changed since last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

WILLIAM PENN BANCORP, INC.

INFORMATION TO BE INCLUDED IN THE REPORT

Section 7 – Regulation FD Disclosure

Item 7.01 Regulation FD Disclosure.

William Penn Bancorp, Inc. (the “Company”) is hereby  furnishing the following information under Regulation FD:

On July 21, 2011, the Company issued a press release, a copy of which is attached hereto as Exhibit No. 99 and incorporated by reference herein, announcing that its board of directors had declared an annual cash dividend of $0.15 per share of common stock, payable on August 12, 2011, to stockholders of record on August 3, 2011.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits:

Exhibit No.                                                      Description

99                                                      Press Release dated July 21, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

WILLIAM PENN BANCORP, INC.

Date:	July 21, 2011	By:	/s/ Terry L. Sager
Terry L. Sager
President and Chief Executive Officer
(Duly Authorized Officer)